UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

RED ROBIN GOURMET BURGERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34851	84-1573084
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6312 S. Fiddler’s Green Circle, Suite 200N Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 846-6000

Not Applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Red Robin Gourmet Burgers, Inc. (the “Company”) held its annual stockholders meeting on May 18, 2017 at its corporate headquarters in Greenwood Village, Colorado. Of the 12,846,484 shares of common stock issued and outstanding as of the record date, 11,604,158 shares of common stock (approximately 90.2%) were present or represented by proxy at the annual meeting. The Company’s stockholders elected all of the directors nominated by the Company’s board of directors; approved, on an advisory basis, the compensation of the Company’s named executive officers; approved and set the frequency of holding an advisory vote on executive compensation at an annual frequency; approved the 2017 Performance Incentive Plan; approved the Amended and Restated Employee Stock Purchase Plan; and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. The vote results for the matters submitted to stockholders are as follows:
1. Election of directors

Name	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
Robert B. Aiken	10,785,094	200,245	7,016	611,803	98.2%
Cambria W. Dunaway	10,781,294	204,370	6,691	611,803	98.1%
Kalen F. Holmes	10,960,366	25,276	6,713	611,803	99.8%
Richard J. Howell	10,703,912	281,564	6,879	611,803	97.4%
Glenn B. Kaufman	10,783,912	201,662	6,781	611,803	98.2%
Steven K. Lumpkin	10,960,638	24,724	6,993	611,803	99.8%
Pattye L. Moore	10,957,196	28,448	6,711	611,803	99.7%
Stuart I. Oran	10,960,878	24,508	6,969	611,803	99.8%
Denny Marie Post	10,954,625	31,037	6,693	611,803	99.7%

1.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
10,818,362	161,265	12,728	611,803	98.5%

2.	Approval, on an advisory basis, the frequency of holding an advisory vote on executive compensation:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTES	% OF VOTES CAST
9,831,493	4,982	1,144,729	11,151	611,803	89.5%

Based on the results of the vote, and consistent with the board of director’s recommendation, the board has determined to hold an advisory vote on executive compensation every year until the next required advisory vote on the frequency of future advisory votes on executive compensation.

3.	Approval of the 2017 Performance Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
10,038,484	942,508	11,363	611,803	91.4%

4.	Approval of the Amended and Restated Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
10,795,035	189,467	7,853	611,803	98.3%

5.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES	% OF VOTES CAST
11,593,405	2,432	8,321	0	99.9%

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 22, 2017
RED ROBIN GOURMET BURGERS, INC.

By:     /s/ Michael L. Kaplan                __
Name: Michael L. Kaplan
Title: Chief Legal Officer

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